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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 4, 2003


Commission           Registrant, State of Incorporation       I.R.S. Employer
File Number          Address and Telephone Number             Identification No.

333-42427            J. CREW GROUP, INC.                      22-2894486
---------                                                      ----------
                     (Incorporated in New York)
                     770 Broadway
                     New York, New York 10003
                     Telephone: (212) 209-2500

333-42423            J. CREW OPERATING CORP.                   22-3540930
---------                                                      ----------
                     (Incorporated in Delaware)
                     770 Broadway
                     New York, New York 10003
                     Telephone: (212) 209-2500

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Item 5.  Other Events.

J. Crew Group, Inc. (the "Company") today commenced through J. Crew Intermediate LLC, its newly formed wholly-owned subsidiary ("Intermediate"), an offer to exchange the outstanding 13 1/8% Senior Discount Debentures due 2008 issued by the Company for Intermediate's unissued 16.0% Senior Discount Contingent Principal Notes due 2008.

In conjunction with the exchange offer, Intermediate is also soliciting consents to proposed amendments to the existing debentures indenture which would eliminate most of the restrictive covenants.

The exchange offer and consent solicitation are subject to customary conditions, including that a majority in principal amount of the outstanding existing debentures shall have been tendered pursuant to the exchange offer and not withdrawn. Holders of a majority of the principal amount of the outstanding existing debentures have agreed to tender all of their existing debentures in the exchange offer. Such tender of existing debentures would satisfy the minimum tender requirement.

The Company will not pay accrued and unpaid interest on the existing debentures on the scheduled interest payment date of April 15, 2003. Rather, the Company will pay such interest on the settlement date of the exchange offer (which is expected to occur on or about May 6, 2003) together with interest thereon at a rate of 13 1/8% per annum from April 15, 2003 to the settlement date, to the holders of the existing debentures who do not tender their existing debentures in the exchange offer.

The new notes will not be registered under the Securities Act of 1933, as amended. The exchange offer is being made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and similar exemptions from registration provided by certain state securities laws. The new notes will only be offered to qualified institutional buyers, as that term is defined in Rule 144A under the Securities Act, and institutional accredited investors, as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, as well as in off shore transactions to person other than a U.S. person, as that term is defined in Regulation S under the Securities Act.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           J. CREW GROUP, INC.
                                           J. CREW OPERATING CORP.

                                           By /s/ Scott M. Rosen
                                             ----------------------------------
                                             Name:  Scott M. Rosen
                                             Title: Executive Vice-President
                                                    and Chief Financial Officer

Date:    April 4, 2003

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